
The Arena Group acquires
TravelHost for $1M
announcing our
first acquisition:


Paul Edmonson
CEO, The Arena Group
AKA Professor
Geoff.


Geoffrey Wait
Principal Financial Officer,
The Arena Group
So we're really excited about it.


TRAVELHOST
San Diego's Top and
Most Rated Food Tours!
SAN DIEGO
Bite San Diego
Graceland
Elvis Presley
MEMPHIS
publishing playbook
to help grow